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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 24, 2008

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-12387                 76-0515284
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation                 File Number)            of Incorporation
      or organization)                                       Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 24, 2008, Tenneco Inc. announced its fourth quarter 2007 results of operations. Exhibit 99.1 to this Current Report on Form 8-K presents the company's press release, including the company's consolidated statements of income, balance sheets and statements of cash flows for the periods ended December 31, 2006 and 2007, as released by the company on January 24, 2008, and such Exhibit is incorporated herein by reference. The comparative 2006 results reflect adjustments made in the company's restated financial statements filed with the SEC in August 2007. Exhibit 99.1 also includes information regarding the company's scheduled conference call to discuss the company's results of operations for the fourth quarter of 2007, as well as other matters that may impact the company's outlook.

ITEM 8.01 OTHER EVENTS

     The company also announced that its Board of Directors has scheduled the company's annual meeting of stockholders for Tuesday, May 6, 2008 at 10:00 a.m. CDT. The meeting will be held at the company's headquarters, 500 North Field Drive, Lake Forest, Illinois. The record date for stockholders to vote is March 11, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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
Exhibit No.   Description
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
99.1          Press release issued January 24, 2008
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TENNECO INC.


Date: January 24, 2008                  By: /s/ Kenneth R. Trammell
                                            --------------------------------
                                            Kenneth R. Trammell
                                            Executive Vice President and
                                            Chief Financial Officer